UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 25, 2024
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2024, the Board of Directors (the “Board”) of Lithia Motors, Inc. (the “Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), effective as of such date. The amendments to the Bylaws, among other things:

•Incorporate procedures for shareholders to call a special meeting permitted by the Company’s Amended and Restated Articles of Incorporation;
•Clarify and update certain procedural and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding other business at an annual or a special meeting of shareholders including, among other things, updating required background information and disclosures regarding proposing shareholders and certain related persons and proposed nominees and business and requiring a shareholder seeking to nominate a director or submit proposals regarding other business to update and supplement its notice information at certain designated times;
•Update certain provisions relating to shareholder nominees for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission, including, among other things, requiring reasonable documentary evidence of compliance with Rule 14a-19 and requiring that any shareholder soliciting proxies from other shareholders use a proxy card color other than white;
•Add procedures permitting the postponement of an annual or a special meeting; and
•Designate the state courts of the State of Oregon, or in the event the state courts do not have jurisdiction, the federal district court for the District of Oregon, as the sole and exclusive forum for certain legal actions unless the Company consents in writing to the selection of an alternative forum.

The Bylaws also incorporate other technical, ministerial, clarifying and conforming changes.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Bylaws as of July 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 30, 2024		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Senior Vice President and Chief Financial Officer